                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 12, 2000 on the combined financial statements of the Beall Companies for the year ended December 31, 1999 included in this Form 8-K into U.S. Concrete's previously filed Registration Statement on Form S-8 (File No. 333-83273).



/s/ Arthur Andersen LLP


Houston, Texas
April 17, 2000